UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    April 30, 2004

DPL INC.

(Exact name of registrant as specified in its charter)

OHIO

1-9052

31-1163136

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1065 WOODMAN DRIVE, DAYTON, OHIO		45432
(Address of principal executive offices)		(Zip Code)

937-224-6000
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)     Exhibits

The following exhibit is filed herewith:

3(b)       Code of Regulations of DPL Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL INC.

Date: April 30, 2004

By:

/s/ Stephen F. Koziar

Name:

Stephen F. Koziar

Title:

President and Chief Executive Officer